Exhibit 10.1
PURE CYCLE CORPORATION
SUBSCRIPTION AGREEMENT
The undersigned (the “Subscriber”) hereby subscribes for and agrees to purchase the number of shares of common stock, par value one third of $0.01 per share (“Common Stock”), in Pure Cycle Corporation, a Colorado corporation (the “Company”), set forth opposite its name on the signature page hereof (such number of shares hereinafter collectively referred to as the “Shares”), and agrees to pay therefor the sum of $3.00 per share. Such amount is to be paid in full by wire transfer to “Pure Cycle Corporation” pursuant to the wire transfer instructions attached hereto as Exhibit A, and the Company agrees to sell such Shares to the Subscriber.
This Subscription Agreement shall be subject to and governed by the laws of the State of Colorado (without regard to its conflicts of laws doctrine).
This Subscription Agreement is not assignable by the undersigned and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought.
Except as otherwise provided herein, this Subscription Agreement Intent shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, legal representatives, successors and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, legal representatives, successors and assigns.
This Subscription Agreement constitutes the entire agreement of the undersigned and the Company relating to the matters contained herein superseding all prior contracts or agreements, whether oral or written.
[Signatures on Following Page]

EXECUTION BY SUBSCRIBER
By signing below, the undersigned expressly agrees to the terms and conditions set forth above.
Dated: September __, 2010
Shares subscribed for:
Dollar Amount of Investment Subscribed: $

Signature

Subscriber Name (Please Print)	Tax ID or Social Security Number

Address:

Telephone No.:
Fax No.:
WHEN COMPLETED AND SIGNED THIS SUBSCRIPTION AGREEMENT SHOULD BE DELIVERED TO THE COMPANY.

ACCEPTED: SEPTEMBER __, 2010

PURE CYCLE CORPORATION

By:

Mark W. Harding, President

EXHIBIT A
Wire Transfer Instructions
Please wire the Dollar Amount of Investment Subscribed to the following account:
Pure Cycle Corporation
Routing Number:[•]
Account Number: [•]
Bank Information:

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